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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 17, 2001

                        American Honda Receivables Corp.
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               (Exact name of registrant specified in its charter)

      California                         333-92827            33-0526079
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(State or other jurisdiction        (Commission File        (IRS Employer
      of incorporation)                  Number)            Identification No.)


American Honda Receivables Corp.
700 Van Ness Avenue
Torrance, California                                        90501
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(Address of principal executive offices)                    (Zip code)



       Registrant's telephone number, including area code: (310) 781-4100
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            Item 2.   Acquisition or Disposition of Assets

            Description of the Securities and the Auto Loans


            American Honda Receivables Corp. registered issuances of up to $6,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-92827) (the "Registration Statement"). Pursuant to the Registration Statement, Honda Auto Receivables 2001-3 Owner Trust (the "Issuer") issued $1,800,000,000 Class A-1 2.38875% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 2.76% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 3.40% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 3.96% Asset Backed Notes (the "Class A-4 Notes") (collectively the "Notes"), on October 17, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

            The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of October 1, 2001, between the Issuer and Bankers Trust Company, as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

            The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.

            As of October 10, 2001, the receivables possessed the characteristics described in the Prospectus dated July 17, 2001 and the Prospectus Supplement dated October 10, 2001 filed pursuant to Rule 424(b)(5) of the Act on October 16, 2001.

      Item 7.     Financial Statements, Pro Forma Financial
                  Information and Exhibits.


      (a)   Not applicable

      (b)   Not applicable

      (c) Exhibit 1.1. Underwriting Agreement, dated October 10, 2001, among American Honda Receivables Corp. (the"Seller"), American Honda Finance Corporation (the "Servicer") and J.P. Morgan Securities Inc.

            Exhibit 4.1. Indenture, dated as of October 1, 2001, between the Issuer and the Indenture Trustee.

            Exhibit 4.2. Amended and Restated Trust Agreement, dated October 17, 2001, among American Honda Receivables Corp. (the "Depositor"), Citibank, N.A. (the "Owner Trustee"), and First Union Trust Company, National Association, as Delaware Trustee (the "Delaware Trustee").


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            Exhibit 4.3 Sale and Servicing Agreement, dated October 1, 2001, among the Seller, the Servicer and the Issuer.

            Exhibit 4.4 Receivables Purchase Agreement, dated as of October 1, 2001, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the "Purchaser").

            Exhibit 4.5 Administration Agreement, dated as of October 1, 2001, among the Issuer, American Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture Trustee.





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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        American Honda Receivables Corp.
                        as Registrant


                        By:   /s/ Y. Kohama
                             -------------------------
                             Name: Y. Kohama
                             Title: President

Dated:  October 17, 2001



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                                  EXHIBIT INDEX

Exhibit No.       Description

Exhibit 1.1. Underwriting Agreement, dated October 10, 2001, among American Honda Receivables Corp. (the"Seller"), American Honda Finance Corporation (the "Servicer") and J.P. Morgan Securities Inc.


Exhibit 4.1. Indenture, dated as of October 1, 2001, between the Issuer and the Indenture Trustee.


Exhibit 4.2. Amended and Restated Trust Agreement, dated October 17, 2001, among American Honda Receivables Corp. (the "Depositor"), Citibank, N.A. (the "Owner Trustee"), and First Union Trust Company, National Association, as Delaware Trustee (the "Delaware Trustee").


Exhibit 4.3 Sale and Servicing Agreement, dated October 1, 2001, among the Seller, the Servicer and the Issuer.

Exhibit 4.4 Receivables Purchase Agreement, dated as of October 1, 2001, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the "Purchaser").

Exhibit 4.5 Administration Agreement, dated as of October 1, 2001, among the Issuer, American Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture Trustee.